================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             ----------------------

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                            FORSYTH BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.
     1)   Title of each class of securities to which transaction applies:

          -----------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          -----------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          -----------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          -----------------------------------------------------------------
     5)   Total fee paid:

          -----------------------------------------------------------------
[ ]  Fee  paid  previously  with  preliminary  materials.
[ ]  Check  box  if  any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:

          -----------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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
                            Forsyth Bancshares, Inc.
                                  P.O. Box 2820
                             Cumming, Georgia 30028
                                  770-886-9500

                                                                  April 21, 2003
TO OUR SHAREHOLDERS:

     You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company"), which will be held at the Company's principal offices, located at 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, on Tuesday, May 20, 2003 at 5:00 p.m., local time.

     At the Annual Meeting, you will be asked to consider and vote upon (i) the election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2004 and until their successors are elected and qualified; (ii) the issuance of certain stock options to one of the directors as a correction to the plan that was previously approved by the shareholders at the 2001 Annual Meeting; and (iii) such other matters as may properly come before the Annual Meeting or any reconvened meeting following any adjournment thereof.

     Enclosed are the Notice of Annual Meeting, Proxy Statement, Proxy and 2002 Annual Report to Shareholders. We are proud of our progress and we encourage you to review carefully our Annual Report.

     We hope you can attend the Annual Meeting of Shareholders and vote your shares in person. In any case, please complete the enclosed Proxy and return it to us. Your completion of the Proxy will ensure that your preferences will be expressed on the matters that are being considered. If you deliver a completed proxy, but you are able to attend the Annual Meeting, you may revoke your Proxy and re-cast your votes by voting in person at the Annual Meeting or by following the revocation procedures described in the accompanying Proxy Statement.

     If you have any questions about the Proxy Statement or our Annual Report, please contact us.

                                              Sincerely,



                                              James J. Myers
                                              Chairman of the Board

                            FORSYTH BANCSHARES, INC.
                                  P.O. BOX 2820
                             CUMMING, GEORGIA 30028
                                  770-886-9500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON TUESDAY, MAY 20, 2003


     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") will be held at the Company's principal office, located at 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, on Tuesday, May 20, 2003, at 5:00 p.m., local time (the "Annual Meeting"), for the following purposes:

     1. To consider and vote upon the election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2004 and until their successors have been duly elected and qualified.

     2. To consider the issuance of certain stock options to one of the directors as a correction to the plan that was previously approved by the Company's shareholders at the 2001 Annual Meeting.

     3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Only shareholders of record at the close of business on April 8, 2003, are entitled to notice of, and to vote at, the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.



                              By Order of the Board of Directors,



                              TIMOTHY M. PERRY
                              President and Chief Executive Officer




Cumming, Georgia
April 21, 2003

YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR WISHES. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE
MEETING  AND  VOTE  YOUR  SHARES  IN  PERSON.

                            FORSYTH BANCSHARES, INC.

                          -----------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 20, 2003

                          -----------------------------


                                  INTRODUCTION
GENERAL

     This Proxy Statement is being furnished to the shareholders of Forsyth Bancshares, Inc. (the "Company") in connection with the solicitation by the Company of proxies for use at the Company's 2003 Annual Meeting of Shareholders to be held at the Company's principal office, located at 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, on Tuesday, May 20, 2003, and at any postponements or adjournments thereof (the "Annual Meeting").

     The Annual Meeting is being held to consider and vote upon (i) the election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2004 and until their successors are elected and qualified; (ii) the issuance of certain stock options to one of the directors as a correction to the plan that was previously approved by the Company's shareholders at the 2001 Annual Meeting; and (iii) such other matters as may properly come before the Annual
Meeting. The Board of Directors of the Company knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This proxy solicitation is being made by the Company.

     The Company's 2002 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 2002, accompanies this Proxy Statement. These materials are first being mailed to the shareholders of the Company on or about April 21, 2003.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

     The Company's Board of Directors has fixed April 8, 2003 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only shareholders of the Company on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 1,775,000 shares of the no par value common stock of the Company ("Common Stock" or "Shares") issued and outstanding and held by approximately 614 holders of record.

     Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each Share of Common Stock held of record on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED "FOR" ELECTION OF ALL SEVENTEEN NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

     A shareholder who gives a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, at Forsyth Bancshares, Inc., 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, (ii) properly submitting to the Company a duly executed proxy bearing a later date to P.O. Box 2820, Cumming, Georgia 30028, or (iii) appearing in person at the Annual Meeting and voting in person.

     The approval of each proposal set forth in this Proxy Statement requires that a quorum be present at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. Each shareholder is entitled to one vote on each proposal per Share held as of the Record Date. In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of Shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provide that the Board of Directors of the Company shall consist of members who shall be subject to re-election each year. The directors are elected by the shareholders for a term of one year and until their successors are elected and qualified. The term of office of directors expires each year at the Annual Meeting of Shareholders, and a new class of directors is elected or re-elected by the shareholders each year at that time.

     At the Annual Meeting, the terms of Catherine M. Amos, Jeffrey S. Bagley, Danny M. Bennett, Michael P. Bennett, Bryan L. Bettis, Talmadge W. Bolton, Thomas L. Bower III, Charles R. Castleberry, Charles D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Timothy M. Perry, Danny L. Reid, Charles
R. Smith, Wyatt L. Willingham and Jerry M. Wood will expire, and the Board of Directors has nominated each of these 17 individuals to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a one year term which will expire at the Annual Meeting of Shareholders in 2004.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

     If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the Shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

VOTE  REQUIRED

     This Proposal requires approval by a "plurality" of the votes cast by the Shares entitled to vote in the election. This means that Proposal One will be approved only if the holders of a majority of the Shares entitled to vote and voting at the Annual Meeting vote in favor of Proposal One. With respect to Proposal One, abstentions and "broker non-votes" will be counted as Shares present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth certain information regarding the 17 nominees for director. Except as otherwise indicated, (i) each of the named persons has been engaged in his or her present principal occupation for more than five years and (ii) each nominee, other than Timothy M. Perry, has been a director of the Company since its organization in 1996. Stock ownership and other information is as of March 21, 2003.

                                          NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

                                                                                                            SHARES
                                                                                                         BENEFICIALLY
                                                                                                             OWNED
NAME (AGE)                                           BUSINESS INFORMATION                               (PERCENTAGE)(1)
-----------------------  -----------------------------------------------------------------------------  ---------------

Catherine M. Amos        Ms. Amos, a native of Forsyth County, Georgia, has been the President                82,000(2)
(51)                     of Amos Properties, Inc., an owner of commercial real estate properties                (4.62%)
                         since 1989, and the Secretary and Treasurer and co-owner of Amos
                         Plumbing & Electrical Co., Inc., a contracting firm, since 1975.  Ms.
                         Amos is a member of the Lake Lanier Islands Authority as well as a member of several other civic, social and community organizations.
                         Ms. Amos is also a director of the Bank.

Jeffrey S. Bagley        Mr. Bagley, a native of Forsyth County, Georgia, has been a Judge for                20,000(3)
(41)                     the Superior Court of Forsyth County since 2000.  Mr. Bagley was a                     (1.13%)
                         Judge for the State Court of Forsyth County from 1997 until 2000.  Mr.
                         Bagley was a partner with the law firm of Boling, Rice, Bettis, Bagley
                         & Martin from 1992 until 1997.  He is a member of the Rotary Club of South Forsyth County as well as several other civic and social organizations.  Mr. Bagley is also a director of the Bank.

Danny M. Bennett         Mr. Bennett, a native of Forsyth County, Georgia, is the President of                40,000(4)
(42)                     GeoCorp Development Co., Inc., a land development company located                      (2.25%)
                         in Cumming, Georgia.  He is also a Vice President and Construction
                         Engineer with Georgia North Contracting, Inc.  Mr. Bennett has been an officer of each of these companies since 1988.  Mr. Bennett is also a director of the Bank.


                                        3

                                                                                                            SHARES
                                                                                                         BENEFICIALLY
                                                                                                             OWNED
NAME (AGE)                                           BUSINESS INFORMATION                               (PERCENTAGE)(1)
-----------------------  -----------------------------------------------------------------------------  ---------------


Michael P. Bennett       Mr. Bennett is a resident of Forsyth County, Georgia and is on the                   33,000(5)
(58)                     Board of Directors for Forsyth County Farm Bureau.  Mr. Bennett is                     (1.86%)
                         also the Chief Financial Officer and Secretary of 5 Bennett Farms,
                         Inc. and served on the Forsyth County Commission from 1987 to
                         1994 and from 1998 to 2002.  Mr. Bennett has been a self-employed farmer since 1975.  Mr. Bennett is also a director of the Bank.

Bryan L. Bettis          Mr. Bettis, a native of Forsyth County, Georgia, has been the Vice                   20,000(6)
(41)                     President of Midway Building Supply, Inc., in Alpharetta, Georgia,                     (1.13%)
                         since 1978.  Mr. Bettis is also the President of Bettis Construction,
                         Inc., a residential construction company, and a member of the
                         Rotary Club of South Forsyth County.

Talmadge W. Bolton       Mr. Bolton, a native of Forsyth County, Georgia, has been the  Chief                 40,000(7)
(69)                     Executive Officer of Bolton's Truck Parts, Inc., since 1978.  He is                    (2.25%)
                         a member of Lafayette Masonic Lodge No. 44 and a board member of the Forsyth County Department of Family & Children Services
                         and the Forsyth County Zoning Department.  Mr. Bolton is also a director of the Bank.

Thomas L. Bower III      Mr. Bower has been a resident of Gainesville, Georgia for 25 years.                  40,000(8)
(51)                     Mr. Bower is the Secretary/Treasurer of Clipper Petroleum, Inc. with                   (2.25%)
                         whom he has been associated since 1974, and a partner in B&B
                         Associates, a real estate and convenience store partnership.  Mr.
                         Bower also serves on the Board of Directors for the Hall County
                         Humane Society.

Charles R. Castleberry   Mr. Castleberry, a native of Forsyth County, Georgia, has been                       20,000(9)
(49)                     employed by Progressive Lighting, Inc. as a manager and representative                 (1.13%)
                         since 1985.  Mr. Castleberry is a member of the Rotary Club of
                         South Forsyth County, a member and past director of the Cumming
                         Chamber of Commerce, and past Chairman of the Board for the
                         Forsyth County Planning and Development Board.

Charles D. Ingram        Mr. Ingram, a native of Forsyth County, Georgia, is the owner                          20,000
(60)                     and President of I & S Investments, Inc.  Mr. Ingram was                               (1.13%)
                         formerly the President of Forsyth County Bank and served on the advisory board for Wachovia Bank.  Mr. Ingram is also a director of the Bank.

Herbert A. Lang, Jr.     Mr. Lang is a long-time resident of Forsyth County and has been the                    40,000
(51)                     owner of Lang Signs, Inc., a sign manufacturer, since 1973.  He is                     (2.25%)
                         a member of the Rotary Club of South Forsyth County.  Mr. Lang is also a director of the Bank.

John P. McGruder         Dr. McGruder is a resident of Cumming, Georgia and has been the co-                 40,000(10)
(61)                     owner of Crestview Animal Hospital since 1984.  He is also a member                    (2.25%)
                         of the Cumming First United Methodist Church where he serves on the
                         Building Committee.  Dr. McGruder is also a director of the Bank.


                                        4

                                                                                                            SHARES
                                                                                                         BENEFICIALLY
                                                                                                             OWNED
NAME (AGE)                                           BUSINESS INFORMATION                               (PERCENTAGE)(1)
-----------------------  -----------------------------------------------------------------------------  ---------------


James J. Myers           Mr. Myers is a resident of Forsyth County, Georgia and has been the                 30,000(11)
(53)                     owner of James J. Myers, CPA, PC since 1991.  Mr. Myers has been                       (1.69%)
                         a CPA since 1976 and is a member of the Cumming Forsyth
                         Optimist Club and Leadership Forsyth.  Mr. Myers is Chairman of
                         the Company's Board of Directors and also Chairman of the Board of the Directors of the Bank.

Timothy M. Perry         Mr. Perry serves as President and Chief Executive Officer of the                     4,000(16)
(41)                     Company. He is a native of Cumming, Georgia and has been an                                (*)
                         officer of the Bank since its inception. Mr. Perry currently serves as
                         Chairman of the Cumming-Forsyth County Chamber of Commerce
                         Board of Directors, serves on the Forsyth County Board of Ethics, Past
                         President of the Rotary Club of Forsyth County, Past Trustee of
                         Gainesville College, Past President of the Lanier/400 Bulldog Club,
                         Past Board Member of the Georgia Mountain Regional Development
                         Center, Past Treasurer of the United Way of Forsyth County and
                         currently serves on the Finance Committee of the Cumming First
                         United Methodist Church. Mr. Perry also serves as a director of the Bank.

Danny L. Reid            Mr. Reid, a native of Forsyth County, Georgia, has been a co-owner                  40,000(12)
(50)                     of Reid & Reid Grading and Pipeline, Inc., a grading contractor and                    (2.25%)
                         developer, since 1982.  Mr. Reid is also a director of the Bank.

Charles R. Smith         Mr. Smith is a resident of Forsyth County and has presided as a Judge              100,000(13)
(74)                     of the Municipal Court of Cumming, Georgia, since 1992.  Mr. Smith                     (5.63%)
                         is a retired former partner of Smith & Smith, Attorneys at Law, with whom he was a partner since 1956.  He was an organizer, director and former Chairman of the Board of The Peoples Bank of Forsyth County.
                         Mr. Smith is also a director of the Bank.

Wyatt L. Willingham      Mr. Willingham is a resident of Cumming, Georgia and is the Vice                    30,000(14)
(50)                     President and General Manager of North Georgia Fast Foods, Inc., with                  (1.69%)
                         which he has been associated since 1973.  Mr. Willingham is a member of the Mount Zion Lodge and the Yaarab Temple.  Mr. Willingham is
                         also a director of the Bank.

Jerry M. Wood            Mr. Wood is a long-time resident of Forsyth County and is the former                20,000(15)
(54)                     President and owner of Wood Ace Hardware Company.  Mr. Wood                            (1.13%)
                         is a founding member of the Rotary Club of South Forsyth County and has served as Chairman of Finance, Chairman of the Trustees, and
                         Secretary of the Building Committee of the Midway United Methodist
                         Church.


                                        5

                                                      EXECUTIVE OFFICERS

                                                                                                            SHARES
                                                                                                         BENEFICIALLY
                                                                                                             OWNED
NAME (AGE)                                           BUSINESS INFORMATION                               (PERCENTAGE)(1)
-----------------------  -----------------------------------------------------------------------------  ---------------


Timothy M. Perry         Mr. Perry serves as President and Chief Executive Officer of the                     4,000(16)
(41)                     Company. He is a native of Cumming, Georgia and has been an                                (*)
                         officer of the Bank since its inception. Mr. Perry currently serves as
                         Chairman of the Cumming-Forsyth County Chamber of Commerce
                         Board of Directors, serves on the Forsyth County Board of Ethics, Past
                         President of the Rotary Club of Forsyth County, Past Trustee of
                         Gainesville College, Past President of the Lanier/400 Bulldog Club,
                         Past Board Member of the Georgia Mountain Regional Development
                         Center, Past Treasurer of the United Way of Forsyth County and
                         currently serves on the Finance Committee of the Cumming First
                         United Methodist Church. Mr. Perry also serves as a director of the Bank.

Timothy D. Foreman       Mr. Foreman is the Senior Vice President, Chief Financial Officer,                        -0-
(38)                     Secretary and Treasurer of the Company.  He is a resident of                               (*)
                         Cumming, Georgia and has over 15 years of experience in banking.
                         Mr. Foreman joined the Company in August 2002.  He previously served as Chief Financial Officer of The Buckhead Community Bank,
                         and is working on his Master of Business Administration.

Directors and Officers as a group (18 persons)                                                                 619,000
                                                                                                               (34.87%)


---------------
(1) Information relating to beneficial ownership of Company Common Stock is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.
(2) Includes 11,000 Shares owned jointly with Ms. Amos' husband, as to which Shares Ms. Amos may be deemed to share voting and investment power; 4000
     Shares owned as custodian for Mrs. Amos' children under the Georgia Transfer to Minors Act, as to which Shares Mrs. Amos may be deemed to share voting and investment power. Includes 39,000 Shares represented by outstanding but unexercised stock options, which are deemed to be beneficially owned by the optionee.
(3)  Includes  9,000  Shares  held  by  the  trustee  for the IRA of Mr. Bagley.
(4) Includes 10,000 Shares owned jointly with Mr. Bennett's wife, as to which Shares Mr. Bennett may be deemed to share voting and investment power. Includes 20,000 Shares represented by outstanding but unexercised stock options, which are deemed to be beneficially owned by the optionee.
(5) Includes 12,000 Shares held by the trustee for the IRA of Mr. Bennett. Includes 3,000 Shares owned jointly with Mr. Bennett's wife, as to which Shares Mr. Bennett may be deemed to share voting and investment power; and 3,000 Shares owned jointly with Mr. Bennett's children, as to which Shares Mr. Bennett may be deemed to share voting and investment power.
(6) All 10,000 Shares are owned jointly with Mr. Bettis' business partner, as to which Shares Mr. Bettis may be deemed to share voting and investment power. Includes 7,500 Shares represented by outstanding but unexercised stock options, which are deemed to be beneficially owned by the optionee.
(7) Includes 20,000 Shares that are held by the trustee for the Talmadge W. Bolton Living Trust.
(8) Includes 20,000 Shares represented by outstanding but unexercised stock options, which are deemed to be beneficially owned by the optionee.

(9) Includes 10,000 Shares owned jointly with Mr. Castleberry's wife, as to which Shares Mr. Castleberry may be deemed to share voting and investment power. Includes 10,000 Shares represented by outstanding but unexercised stock options, which are deemed to be beneficially owned by the optionee.
(10) Includes 20,000 Shares owned jointly with Mr. McGruder's wife, as to which Shares Mr. McGruder may be deemed to share voting and investment power.
(11) Includes  5,000  Shares  held  by  the  trustee  for  the IRA of Mr. Myers.
(12) Includes 10,000 Shares owned jointly with Mr. Reid's wife, as to which Shares Mr. Reid may be deemed to share voting and investment power.
(13) Includes 50,000 Shares owned jointly with Mr. Smith's wife, as to which Shares Mr. Smith may be deemed to share voting and investment power.
(14) Includes 10,000 Shares owned jointly with Mr. Willingham's wife, as to which Shares Mr. Willingham may be deemed to share voting and investment power.
(15) Includes 4,000 Shares owned jointly with Mr. Wood's wife and 1,000 Shares owned jointly with Mr. Wood's daughter, as to which Shares Mr. Wood may be deemed to share voting and investment power. Includes 10,000 Shares represented by outstanding but unexercised stock options, which are deemed to be beneficially owned by the optionee.
(16) Includes 2,000 Shares owned jointly with Mr. Perry's wife, as to which Shares Mr. Perry may be deemed to share voting and investment power. Includes 2,000 Shares held by the trustee for the IRA of Mr. Perry.
(*)  Less  than  one  percent.

     None of the members of the Board of Directors are related, except that John
P.  McGruder's  wife  is  a  first  cousin  to  Catherine  M.  Amos.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Following its initial organization, the Board of Directors of the Company conducted its business through meetings of the full Board and through joint committees of the Boards of Directors of the Company and the Bank, including an Audit Committee, Asset/Liability Committee, Loan Committee and Personnel Committee. However, beginning in 2001 all of the activities formerly performed by the various committees were consolidated with the formation of a single Executive Committee as described below. During 2002, the full Board of Directors held four (4) meetings and the Executive Committee held forty (40) meetings. Each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he (or she) is a member.

     During 2002, the functions of all of the joint committees described in the preceding paragraph were conducted through the Executive Committee, which consisted of the following persons: Catherine M. Amos, Jeffrey S. Bagley, Charles D. Ingram, Herbert A. Lang, Jr., James J. Myers and Timothy M. Perry. Effective for 2003, the members of the Executive Committee consist of the same individuals who served in that capacity during 2002. The following descriptions of the functions of the Executive Committee are applicable to the Company's operations during 2002.

     The Executive Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; approving professional services provided by the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. With the exception of Mr. Perry, all of the members of the Executive Committee are "independent" within the meaning of Rule 4200(14) of the National Association of Securities Dealers' listing standards.

     The Executive Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2002 with management. The Executive Committee has discussed with the independent auditors the matters required to be discussed by Statement of Audit Standards No. 61 (Codifications of Statements on Auditing Standards, AU Sec.380), Communications with Audit Committees, as amended. The Executive Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as amended, and has discussed with the independent accountants their independence. Based on the review and discussions referred to above, the Executive Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for filing with the SEC.

     The Executive Committee is also responsible for performing the following duties: (i) ensuring that guidelines provided by them regarding the Company's investment policy are carried out by management; (ii) ensuring that policy and regulation guidelines are adhered to by lending personnel, and reviewing any loans in excess of the lending limits for lending personnel; and (iii) setting the compensation and benefits of the executive officers and other employees of the Company and the Bank.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section
3.8 of the Bylaws of the Company. For more information on nomination procedures, see "Shareholders' Proposals and Nomination Procedures for the Annual Meeting of Shareholders in 2003" below.

DIRECTOR  COMPENSATION

     During 2002, directors, who are not employees of the Company or the Bank, received compensation. Directors received $650 for each monthly Bank Board of Directors meeting attended and Directors who are members of the Executive Committee received $50 for each Committee meeting attended. During 2002, the Chairman of the Board of Directors received $650 for each monthly Bank Board of Directors meeting attended, and received $75 for each Executive Committee meeting attended. No compensation is paid to directors of the Company with respect to Company Board of Directors meetings. The compensation to directors for 2003 will remain the same as in 2002.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of March 21, 2003, the 18 directors and executive officers of the Company beneficially owned 619,000 shares or 34.87% of the Common Stock of the Company. Following the exercise of certain stock options, Charles R. Smith owns approximately 5.63% of the Company's Common Stock. The Company is unaware of any other persons that beneficially own more than five percent (5%) of the Company's Common Stock. For information regarding the beneficial ownership of the Company's Common Stock as of March 21, 2003 by each of the Company's directors, director nominees and executive officers, see "Proposal One - Election of Directors - Information Regarding Nominees and Continuing Directors."

                PROPOSAL TWO - GRANT OF STOCK OPTIONS TO DIRECTOR

THE  ORIGINAL  STOCK  OPTIONS

     At the 2001 Annual Meeting, the shareholders voted to approve the issuance of certain stock options (the "Stock Options") to the organizers and founding shareholders of the Company (the "Organizers"). The terms approved by the shareholders provided that each Organizer would be granted Stock Options to purchase Shares of the Company's Common Stock equal to the number of Shares for which such Organizer originally subscribed at the time the Company and the Bank were organized. The purchase price under the Stock Options, as specified in the 2001 Proxy Statement, was the greater of (i) the most recent price paid for the Shares, which was $17.00 per Share, or (ii) the fair market value of the Shares on the effective date of grant, as established pursuant to an independent appraisal of the Company's Shares performed by a qualified appraiser selected by the Board of Directors. Following the shareholders' approval, an independent appraisal was performed by the appraiser selected by the Board of Directors, Andrews Financial Associates, Inc., which established a maximum fair market value of $16.65 per Share as of March 21, 2002. Accordingly, the effective date of grant of the Stock Options was established as March 21, 2002, and the purchase price under the Stock Options was fixed at $17.00 per Share.

     The 2001 Proxy Statement included a table (the "Options Table") listing the names of each Organizer and the number of Shares to be allocated to each Organizer under their Stock Options. As stated above, these numbers were intended to be based on the number of Shares that each Organizer originally subscribed for at the time the Company and the Bank were organized. However, after the Stock Options were approved by the shareholders and granted as of March 21, 2002, it was brought to the attention of the Board of Directors that the Options Table had inadvertently understated the number of Shares originally subscribed for by one of the Organizers.

THE  ADDITIONAL  OPTIONS

     The Options Table indicated that one of the Organizers, Michael P. Bennett, had originally subscribed for 7,500 Shares, and should therefore be allocated Stock Options to purchase an additional 7,500 Shares. However, after the Stock Options had been issued based on the Options Table, a review of the Company's stock ownership records showed that Michael P. Bennett had, in fact, originally subscribed for 9,000 Shares. Accordingly, consistent with the intent of the original resolution approved at the 2001 Annual Meeting, the Board of Directors has approved a resolution retroactively granting Stock Options for an additional 1,500 Shares(1) to Michael P. Bennett (the "Additional Options") to correct this error. However, the resolution adopted by the Board of Directors further provides that the issuance of the Additional Options is subject to, and expressly conditioned upon, the approval of such action by the Company's shareholders at the 2003 Annual Meeting.

     If approved by the shareholders, all of the terms of the Additional Options will correspond to the terms of the Stock Options as specified in the original proposal approved by the shareholders at the 2001 Annual Meeting, and the effective date of grant of the Additional Options will be retroactively fixed as March 21, 2002. However, pursuant to the share dividend declared by the Board


---------------
(1) This represents the number of Additional Shares prior to any adjustment for the November 19, 2002 share dividend, as explained in greater detail in the text.

of Directors on November 19, 2002, and Paragraph 5 of the Stock Options, the number of Shares issued pursuant to the Additional Options will be adjusted to 3,000 and the option purchase price will be adjusted to $8.50 per Share. These adjustments are identical to the adjustments required to be made to the original Stock Options as the result of the November 19, 2002 share dividend.

     The terms and conditions of the Stock Options, including their consequences to the Company, were discussed in detail in the Proxy Statement distributed to the shareholders in connection with the 2001 Annual Meeting. In order to assist the shareholders in evaluating this Proposal Two, the relevant excerpts from the 2001 Proxy Statement have been reproduced and attached as Appendix I hereto.
                                                              ----------
For information regarding the beneficial ownership of the Company's Common Stock as of March 21, 2003 by Michael P. Bennett, see "Proposal One - Election of Directors - Information Regarding Nominees and Continuing Directors."

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ISSUE THE ADDITIONAL OPTIONS TO MICHAEL P. BENNETT.

VOTE  REQUIRED

     This Proposal requires approval by a "plurality" of the votes cast by the Shares entitled to vote in the election. This means that Proposal Two will be approved only if the holders of a majority of the Shares entitled to vote and voting at the Annual Meeting vote in favor of Proposal Two. With respect to Proposal Two, abstentions and "broker non-votes" will be counted as Shares present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF EXECUTIVE OFFICERS

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and four other most highly compensated executive officers who receive compensation in excess of $100,000 per year (collectively, the "Named Executive Officers"). The following table summarizes by various categories, for the fiscal years ended December 31, 2002, 2001 and 2000, the total compensation paid by the Company to its Named Executive Officers.

                                   SUMMARY COMPENSATION TABLE

                                                      LONG TERM COMPENSATION
             ANNUAL COMPENSATION(1)                      AWARDS         PAYOUTS
-----------------------------------------------  ---------------------  -------
                                                 Restricted
Name and                                           Stock     Options/     LTIP      All Other
Position                Year    Salary   Bonus     Awards      SARs     Payouts   Compensation
---------------------  -------  -------  ------  ----------  ---------  --------  -------------
Timothy M. Perry          2002  120,100   7,200           -    10,000         -        3,615(2)
President and             2001  112,500   5,000           -         -         -        1,983(3)
CEO                       2000  102,500   3,000           -         -         -          112(4)

---------------
(1) Excludes perquisites and other personal benefits, the aggregate amount of which did not, in the case of any Named Executive Officer, exceed $50,000 or 10% of such Named Executive Officer's annual salary and bonus in any year.
(2) This amount represents the dollar value of excess life insurance benefits received by the Named Executive Officer in 2002 ($15), plus the amount of Company contributions on behalf of the Named Executive Officer to the Bank's Section 401(k) plan ($3,600).
(3) This amount represents the dollar value of excess life insurance benefits received by the Named Executive Officer in 2001 ($14), plus the amount of Company contributions on behalf of the Named Executive Officer to the Bank's Section 401(k) plan ($1,969).
(4) This amount represents the dollar value of excess life insurance benefits received by the Named Executive Officer in 2000.

                                OPTION/SAR GRANTS TABLE

                         OPTION/SAR GRANTS IN LAST FISCAL YEAR
                         -------------------------------------

                                   INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------

                                      % of Total
                                     Options/SARs
                  Options/SARs   Granted to Employees   Exercise or
Name               Granted(2)       in Fiscal Year       Base Price    Expiration Date
----------------  -------------  ---------------------  ------------  -----------------

Timothy M. Perry         10,000                    41%  $       8.33  November 19, 2012
President and
CEO

BANK  401(K)  PLAN

     The Bank established, effective January 1, 1998, a qualified salary plan pursuant to Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). The 401(k) Plan is open to all employees, including executive officers, beginning on the first day of their employment with the Bank. Pursuant to the 401(k) Plan, each participating employee is permitted to authorize payroll


---------------
(2) For a description of the material terms of these options, see discussion under "Long-Term Incentive Plan" in this statement. Because none of the stock options were exercised during the last completed fiscal year, the information that otherwise would be set out in an "Aggregate Option/SAR Value Table" is omitted from this statement.

deductions of up to 6% of his or her total compensation during the calendar year (the "Basic Contributions"), and is permitted to make supplemental contributions of up to 10% of his or her total compensation during the calendar year (the "Supplemental Contributions"). An employee's aggregate contributions are subject to limits set by law. The Bank may, but is not required to, make matching contributions in cash or the Company's Common Stock equal to 20% of each participant's Basic Contributions. During 2002, the Bank made matching contributions to the 401(k) Plan at the rate of $1.00 for each pre-tax dollar of contributions that a participant made, up to 3% of the participant's total compensation. The Bank made matching contributions totaling $21,800 during 2002. Participants are immediately 100% vested in their Basic and Supplemental Contributions, and there is a five year vesting schedule with respect to any contributions made by the Bank.

LONG-TERM  INCENTIVE  PLAN

     The Company established, effective January 1, 2000, a Long-Term Incentive Plan (the "Incentive Plan") for key employees of the Bank, and the provisions of the Incentive Plan were approved by the Company's shareholders at the 2000 Annual Meeting. Pursuant to the Incentive Plan, the Board of Directors of the Company is authorized to approve the issuance of "Awards" to "Key Employees" (as selected by the Board of Directors) consisting of various types of stock-based deferred compensation. The types of Awards that may be issued include stock options, stock appreciation rights or "SAR's," restricted stock and performance shares. At the time the Incentive Plan was originally established, 80,000 Shares of the Common Stock were reserved for future issuance to satisfy Awards made to Key Employees pursuant to the Incentive Plan. However, as the result of the share dividend declared by the Board of Directors on November 19, 2002, the number of reserved shares was automatically adjusted to 160,000 pursuant to the provisions of the Incentive Plan.

     The Board of Directors issued the initial Awards under the Incentive Plan effective on November 19, 2002 (the "Award Date"). The Awards consisted of non-qualified stock options ("NQSO's") issued to six Key Employees for a total of 24,500 Shares of Common Stock. The initial Awards provided that the NQSO's would vest (i.e., become exercisable) at the rate of 20% for each full year of continuous employment with the Company or its subsidiaries by a Key Employee after the Award Date. However, the NQSO's will automatically become fully vested in the event of a change in control of the Company or the Bank, in accordance with the provisions of the Incentive Plan. All nonvested NQSO's will lapse as of the last day of a Key Employee's employment. The term of the NQSO's was fixed at 10 years from the Award Date and the option exercise price is $8.33 per share. The exercise price must be paid in full by the Key Employee at the time the NQSO's are exercised in whole or in part.

                 CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

     Directors, executive officers and principal shareholders of the Company and the Bank and their affiliates have been customers of the Bank from time to time in the ordinary course of business, and additional transactions are expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by the Bank to such persons are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectability or embody other unfavorable features, and comply with specified quantitative limits imposed by such federal laws and regulations. At December 31, 2002, the aggregate amount of loans and extensions of credit outstanding to such persons was approximately $8,135,989, which represented 94% of the total equity capital of the Bank as of such date. Deposit accounts with Company and Bank officers, directors and their affiliates totaled $4,756,710 at December 31, 2002.

     None of the Bank's loans outstanding at any time during or subsequent to 2002 to directors, executive officers or principal shareholders of the Company or the Bank or their associates is or has been on past due or non-accrual status, has been restructured, or is considered by the Bank to be a problem loan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Sec. 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2002, all Sec. 16(a) filing requirements applicable to directors, executive officers and greater than 10% beneficial owners were complied with by such persons.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, officers, directors and regular employees of the Company may solicit personally or by telephone, telegraph or other means without additional compensation. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Mauldin & Jenkins, LLC acted as the Company's independent public accountants for the fiscal year ended December 31, 2002. Representatives of Mauldin & Jenkins, LLC will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to answer questions concerning the financial affairs of the Company.

AUDIT  FEES

     Fees for audit services totaled approximately $41,000 in 2001 and approximately $42,200 in 2002, including fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-QSB and services provided in connection with other statutory or regulatory filings.

AUDIT  RELATED  FEES

     Except as disclosed above, the Company incurred no fees for audit related services in 2001 or 2002.

TAX  FEES

     Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $5,100 in 2001 and approximately $5,300 in 2002. Tax related services consisted principally of the preparation of the 2001 and 2002 consolidated tax returns for the Company and the Bank.

ALL  OTHER  FEES

     Except as disclosed above, the Company incurred no fees for accounting or accounting related services in 2001 or 2002.

                SHAREHOLDERS' PROPOSALS AND NOMINATION PROCEDURES
                 FOR THE ANNUAL MEETING OF SHAREHOLDERS IN 2004

     Director nominations and other proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 2004 must be submitted to the Company in accordance with the procedures set forth in Section 3.8 of the Bylaws of the Company and in accordance with applicable rules of the SEC, including Rule 14a-8. The effect of those provisions is that shareholders must submit such nominations and proposals, together with certain related information specified in the above-referenced section of the Bylaws, in writing to the Company on or before December 31, 2003 in order for such matters to be included in the Company's proxy materials for, and voted upon at, the 2004 Annual Meeting. All such proposals, nominations and related information should be submitted on or before such date by certified mail, return receipt requested, to the Secretary of the Company, Timothy D. Foreman, 651 Veterans Memorial Boulevard, Cumming, Georgia 30040. A copy of the above-referenced section of the Bylaws will be provided upon request in writing to the Secretary of the Company at such address.

     Pursuant to Section 3.8 of its Bylaws, the Company has established certain nomination requirements for an individual to be elected as a director of the Company at any annual or special meeting of the shareholders. These requirements include, but are not limited to, the requirement that the nominating shareholder provide the Company: (i) notice of any proposed director nomination at least 14 days before the date of the meeting or 5 days before the date on which notice of the meeting is given, whichever is later; (ii) the nominee's name, age, business and residence addresses, principal business or occupation during the past 5 years, any affiliation with or material interest in the Company or any transaction involving the Company, and affiliation with or interest in any person or entity having an interest materially adverse to the Company; and (iii) a sworn or certified statement by the shareholder that indicates that the nominee has consented to the nomination and that the shareholder believes that the nominee will stand for election and will serve if elected. The chairman of any meeting of the shareholders may, for good cause shown and with proper regard for the orderly conduct of the meeting, waive in whole or in part the operation of Section 3.8 of the Company's Bylaws. These provisions could reduce the likelihood that a third party could nominate and elect individuals to serve on the Company's Board of Directors.

                                  OTHER MATTERS

     The management of the Company does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

     The management of the Company urges you to attend the Annual Meeting and to vote your Shares in person. Whether or not you plan to attend, please sign and promptly return your proxy. Your proxy may be revoked at any time before it is voted. Such proxy, if executed and returned, gives discretionary authority with respect to any other matters that may come before the Meeting.

                          ANNUAL REPORT ON FORM 10-KSB

     Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, including financial statements and schedules thereto, as filed with the SEC. Requests may be made to Forsyth Bancshares, Inc., 651 Veterans Memorial Boulevard, Cumming, Georgia 30040,
Attention:  Timothy  D.  Foreman,  Secretary  of  the  Company.

                                     By Order of the Board of Directors,



                                     TIMOTHY M. PERRY
                                     President and Chief Executive Officer
Cumming, Georgia
April 21, 2003

                                   APPENDIX I
                                   ----------
                       EXCERPTS FROM 2001 PROXY STATEMENT
                       ----------------------------------
                    RELATING TO THE ISSUANCE OF STOCK OPTIONS
                    -----------------------------------------
                                TO THE ORGANIZERS
                                -----------------

RECOMMENDATION OF BOARD OF DIRECTORS

     The Board of Directors of the Company has approved a resolution authorizing the grant of certain stock options ("Stock Options") to the organizers and founding shareholders of the Company ("Organizers"). Under the resolution adopted by the Board of Directors, each of the Organizers would be granted the option to purchase additional Shares of the Company's Common Stock equal to the number of Shares for which such Organizer originally subscribed. The Stock Options would be exercisable immediately upon the date of grant or at any time thereafter for a period of 10 years following the date of grant. The exercise price under the Stock Options will be equal to the greater of (i) the most recent price paid for the Shares, which is $17.00 per Share, or (ii) the fair market value of the Shares on the date of grant as established pursuant to an independent appraisal of the Company's Shares to be performed by a qualified appraiser selected by the Board of Directors. The appraisal described in the preceding sentence is the same method that will be applied for purposes of setting the terms of any options or other awards granted under the Long Term Incentive Compensation Plan (the "Plan") approved by the shareholders at the 2000 Annual Meeting, and a uniform value will be used for purposes of both the Plan and the Stock Options to be granted to the Organizers (except that the exercise price under the Stock Options will not be less than $17.00 per Share). The names of the Organizers and the number of Shares to be included in their respective Stock Options are set out below:


                                              Number of Shares
                                              ----------------
                 Catherine M. Amos                 19,500
                 Jeffrey S. Bagley                  5,000
                 Bill H. Barnett                   10,250
                 Danny M. Bennett                  10,000
                 Michael P. Bennett                 7,500
                 Bryan L. Bettis                    5,000
                 Talmadge W. Bolton                10,000
                 Thomas L. Bower III               10,000
                 Charles R. Castleberry             5,000
                 Charles D. Ingram                  5,000
                 Herbert Lang, Jr.                 10,000
                 John P. McGruder                  10,000
                 James J. Myers                     7,500
                 Danny L. Reid                     10,000
                 Charles R. Smith                  25,000
                 Wyatt L. Willingham                7,500
                 Jerry Wood                         5,000

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE RESOLUTION AUTHORIZING THE GRANT OF STOCK OPTIONS.


                                        i
                         (FOR DISCLOSURE PURPOSES ONLY)

VOTE  REQUIRED

     This Proposal requires approval by a "plurality" of the votes cast by the Shares entitled to vote in the election. This means that Proposal Two will be approved only if the holders of a majority of the Shares entitled to vote and voting at the Annual Meeting vote in favor of Proposal Two. With respect to Proposal Two, abstentions and "broker non-votes" will be counted as Shares present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

PURPOSES OF THE STOCK OPTIONS

     The Stock Options approved by the Board of Directors are intended to reflect the additional efforts and financial risks undertaken by the Organizers in connection with the formation, organization and initial capitalization of the Company and the Bank, as well as the Organizers' continuing services to the Company and the Bank. In connection with the organization of the Company and the Bank, the grant of similar options or warrants to the Organizers had been part of the initial proposed capitalization of the Company. However, on the advice of counsel, the Organizers agreed to forego such options or warrants in order to expedite regulatory approval of the organization of the Company and of the Bank. Both the Company and the Bank have now become cumulatively profitable, and the Bank has sustained continued growth in both total assets and deposits. Accordingly, the Board of Directors has determined that it is appropriate and in the best interest of the Company at this time to authorize the grant of the Stock Options as described above subject to the approval of the shareholders.

DETERMINATION  OF  "FAIR  MARKET  VALUE"

     As described above, the exercise price under the Stock Options will be equal to the greater of $17.00 per Share (the most recent price paid for the Shares) or the fair market value of the Shares on the date of grant. Because the Shares are not actively traded on any national exchange or over the counter market, it may be difficult to determine their fair market value on the date of grant. In the absence of such active trading, the Board of Directors has determined that the fair market value of the Shares for purposes of fixing the exercise price under the Stock Options will be determined by an appraisal to be conducted by a "completely independent and well-qualified expert" (within the meaning of Proposed Treasury Regulation Sec. 1.422A-2(c)(2)(ii)). Therefore, the Board of Directors has authorized the officers of the Company to obtain an independent appraisal of the Shares for purposes of setting the exercise price under the Stock Options. One important factor in determining fair market value is the purchase price paid for the Shares in recent private sales of the Shares. Based on the information available to the Company, the most recent sale of Shares occurred on January 10, 2001, and the purchase price paid was $17.00 per Share. Accordingly, the Board of Directors has determined that it is appropriate to provide that the exercise price under the Stock Options shall not in any event be less than $17.00 per Share.


                                       ii
                         (FOR DISCLOSURE PURPOSES ONLY)

APPLICATION OF SECURITIES LAWS TO SHARES ISSUED UNDER THE STOCK OPTIONS

     Under the Securities Act of 1933 (the "1933 Act"), it is unlawful for any person either to sell or offer to sell any "security" (within the meaning of the 1933 Act) unless the sale or offering of such security has been registered under the 1933 Act, or qualifies for an exemption from the registration requirements of the 1933 Act.

     The Shares reserved for possible issuance pursuant to the Stock Options have not been registered under the 1933 Act. Therefore, it will be necessary to qualify any future issuance of such Shares to the Organizers for an exemption from the registration requirements under the 1933 Act. Some of the exemptions that may be available for such transactions are summarized below.

     Because the Company operates exclusively within the State of Georgia, the issuance of Shares under the Stock Options may qualify for exemption as an intrastate offering. Under Sec. 3(a)(11) of the 1933 Act and Rule 147 promulgated by the SEC thereunder, this exemption will apply where all offerees and purchasers are "resident" within a single state, which is also the state of incorporation of the issuer and the state in which substantially all of the issuer's business is conducted. However, if even one person to whom the securities are offered or sold is not a resident of that state, the exemption is lost. Therefore, in relying on this exemption it is prudent to carefully limit the number of individual offerees and purchasers involved and to obtain assurances regarding their state of residence.

     Another exemption that may apply to the issuance of Shares under the Stock Options is Sec. 4(2) of the 1933 Act, which exempts transactions "not involving any public offering" of securities. The SEC has also promulgated Regulation D, which sets forth three separate safe harbors (Rules 504, 505 and 506) pursuant to which an issuer may qualify for the "limited offering" exemption under Sec. 4(2). In general, the Regulation D safe harbors may limit the amount of securities that can be sold and the number of offerees, and may require the same disclosures about the issuer that are required in a public offering.

     Because of the limited number of the Organizers to receive the Stock Options and the limited amount of securities involved, the Company anticipates that the issuance of Shares under the Stock Options will qualify for the limited offering exemption. However, in SEC v. Ralston Purina Co., 346 U.S. 119 (1953), the United States Supreme Court held that an offering of stock to employees would not be an exempt limited offering where the class of offerees was composed of persons needing the protection of the 1933 Act. This class consists of unsophisticated investors who have limited access to the issuer's financial information. Therefore, the Company intends to address this issue by limiting the persons who receive the Stock Options to the Organizers (many of whom are also directors of the Company and/or the Bank), and by providing each person with a copy of the Company's most recent financial report and disclosures filed with the SEC under the Securities Exchange Act of 1934 (the "1934 Act").

     In addition to the federal securities laws, Georgia law may require a separate registration of any Shares issued under the Stock Options. However, the Georgia Securities Act of 1973 (the "Georgia Act") provides for various registration exemptions. These include transactions (i) in connection with an employee stock bonus plan requiring payment of no consideration other than services (Sec. 10-5-9(A) of the Georgia Act), (ii) in connection with a stock option plan in which no person other than an employee of the issuer, or of an affiliate of the issuer, may participate and requiring payment of no consideration other than services (Sec. 10-5-9(C) of the Georgia Act), and (iii) in connection with the issuance of securities upon the exercise of options granted pursuant to such a stock option plan (Sec. 10-5-9(D) of the Georgia
Act). The Company anticipates that the grant of the Stock Options, and the issuance of Shares under the Stock Options, will qualify for one or more of these exemptions. In addition, the Georgia Act includes certain limited offering exemptions, which may also apply to such transactions.


                                      iii
                         (FOR DISCLOSURE PURPOSES ONLY)

     Shareholders should also note that, unless registered under the 1933 Act, Shares issued under the Stock Options will be "restricted stock" in the hands of the person exercising the Stock Options. As a result, such persons will be prohibited by the securities laws from transferring such Shares unless they are subsequently registered, or an exemption is available. The most commonly used exemption for such resales is SEC Rule 144, which permits (subject to certain limitations) resales of restricted stock that the seller has held for at least two years.

EXEMPTION FROM "SHORT-SWING" PROFIT RULES

     Section 16(b) of the 1934 Act permits the issuer of any registered security to recover the profits made by any director, officer or 10% shareholder on purchase and sale transactions occurring in any six month period. Under rules adopted by the SEC in 1991, the grant of stock options or other "derivative securities" is generally treated as the purchase of the underlying security for purposes of the "short-swing liability" rules of Sec. 16(b). Thus, under the general rule, the grant of the Stock Options could be matched under Sec. 16b with any sales of the Shares occurring within a six month period. SEC Rule 16b-3 provides a number of exemptions for transactions (both purchases and sales) between an issuer and its director and officers if certain requirements are met. It is anticipated that, based on the advance approval of a majority of the voting interests entitled to vote at the Company's 2001 Annual Meeting, the grant of the Stock Options to the Organizers will qualify for such an exemption under SEC Rule 16b-3(d)(2). Moreover, the terms of the Stock Options prohibit the sale of the underlying Shares within six months of the date of grant, which should provide an additional basis for exemption under SEC Rule 16b-3(d)(3). In addition, under SEC Rule 16b-6(b) the exercise of a derivative security (such as the Stock Options) is also exempt from Sec. 16b. This exemption might not apply, however, if the Stock Options were to be exercised at a time when the exercise price exceeded the current fair market value of the underlying Shares.

TAX CONSEQUENCES TO THE COMPANY AND THE ORGANIZERS

     The tax treatment of stock options depends upon whether the option is a nonqualified stock option ("NQSO") or an incentive stock option ("ISO"). Because one requirement for qualification of a stock option as an ISO is that it be issued to an employee (rather than an outside director) of the issuer, all of the Stock Options will be NQSO's. In the case of a NQSO, the recipient will not recognize income on the grant of the option unless the option itself has a "readily ascertainable value." In order for this exception to apply, the option itself generally must be actively traded on an established market. Therefore, it should not apply to the Stock Options. At the time an NQSO is exercised, the holder must recognize compensation income, and the issuer is allowed a tax deduction, determined under the Sec. 83 rules described above. The amount of the holder's income, and the issuer's matching deduction, is equal to the excess of the fair market value of the stock received as of the exercise date over the amount paid by the holder for the stock under the NQSO.


                                       iv
                         (FOR DISCLOSURE PURPOSES ONLY)

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                            FORSYTH BANCSHARES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 2003


     The undersigned hereby appoints Timothy M. Perry and James J. Myers, or either of them, each with full power of substitution as proxies to vote the stock of the undersigned at the Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") to be held at The Citizens Bank of Forsyth County, at 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, on May 20, 2003 at 5:00 p.m., local time, and at any and all adjournments or postponements thereof (the "Annual Meeting").

1.  ELECTION OF DIRECTORS                                   With-     For All
                                                   For      hold      Except
                                                   [ ]       [ ]        [ ]
CATHERINE M. AMOS, JEFFREY S. BAGLEY,
DANNY M. BENNETT, MICHAEL P. BENNETT, BRYAN L. BETTIS,
TALMADGE W. BOLTON, THOMAS L. BOWER III, CHARLES R. CASTLEBERRY,
CHARLES D. INGRAM, HERBERT A. LANG, JR., JOHN P. MCGRUDER,
JAMES J. MYERS, TIMOTHY M. PERRY, DANNY L. REID,
CHARLES R. SMITH,WYATT L. WILLINGHAM AND JERRY M.WOOD


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


--------------------------------------------------------------------------------

2. APPROVAL OF THE PROPOSED ISSUANCE OF
CERTAIN STOCK OPTIONS TO ONE OF THE                For      Against     Abstain
DIRECTORS AS A CORRECTION TO THE PLAN              [ ]        [ ]          [ ]
THAT WAS PREVIOUSLY APPROVED BY THE
COMPANY'S SHAREHOLDERS AT THE 2001 ANNUAL MEETING.

3. IN THE DISCRETION OF THE PROXIES ON SUCH
OTHER MATTERS AS MAY PROPERLY COME                 For      Against      Abstain
BEFORE THE MEETING OR ANY ADJOURNMENT              [ ]        [ ]          [ ]
THEREOF.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER AND IN THE DISCRETION OF THE PROXIES. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.


                                               ---------------------------------
Please be sure to sign and date                DATE
this Proxy in the box below.
--------------------------------------------------------------------------------



---Shareholder sign above----------Co-holder (if any) sign above----------------

--------------------------------------------------------------------------------
    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                            FORSYTH BANCSHARES, INC.

--------------------------------------------------------------------------------
     Please date and sign this proxy exactly as names appear hereon. In the case of joint tenants, each joint owner should sign. If a corporation, please sign in full corporate name by president or other authorized officer. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. If a partnership, please sign in partnership name by authorized person.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND
            MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH
THE PROXY IN THE ENVELOPE PROVIDED.
____________________________________________________
____________________________________________________
____________________________________________________